SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        January 26, 2006                             Commission file number:
 -------------------------------                     -----------------------
(Date of earliest event reported)                            000-29313


                        MOBILE REACH INTERNATIONAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                                              20-0121007
 ------------------------------                               -----------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                        2054 Kildaire Farm Rd. Suite 353
                              Cary, North Carolina                   27511
                     --------------------------------------        --------
                    (Address of principal executive offices)      (Zip code)


                                 (919) 336-2500
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              (Registrant's telephone number, including area code)


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Item 1.01 Entry into a Material Definitive Agreement

On January 30, 2006, a Letter of Intent (the "Letter of Intent") entered into on between Mobile Reach International, Inc. (the "Company") and Crystal Hospitality Holding, Inc. ("Crystal") became effective. The Letter of Intent provides for the Company to acquire all of the outstanding shares of Crystal's common stock (the "Business").

If the transaction is consummated, the aggregate consideration for the Business will be 5,000,000 shares of the Company's common stock, payable at closing. As additional consideration for the Business to be purchased, Buyer shall deliver into an escrow account (the "Escrow Account"), an additional 5,000,000 shares of the Company's common stock issuable to Crystal which shall vest to Crystal provided the Business meets any of the following vesting condition:

     A) If during the 2006 calendar year, the Business achieves a minimum revenue of $80,000,000, or a minimum EBITDA of $3,000,000, then 5,000,000 shares of the Company's common stock shall be released to Crystal;

     B) If during the 2006 calendar year, the Business fails to achieve the amounts as provided in A above, and provided the business achieves a minimum revenue of $50,000,000, and a minimum EBITDA of $1,500,000, then 2,500,000 shares of the Company's common stock shall be released to Crystal;

     C) If Crystal has not qualified for vesting of the full number of shares as provided in Section A above, then during the 2007 calendar year, if the Business achieves minimum revenue of $80,000,000, or a minimum EBITDA of $3,000,000, then 2,500,000 shares of the Company's common stock shall be released to Crystal.

The closing of the transaction is subject to the negotiation of a definitive Stock Purchase Agreement and other closing conditions as set forth in the Letter of Intent.

The foregoing description is qualified in its entirety by Letter of Intent attached hereto.





Item 9.01 Financial Statements and Exhibits

(c) Exhibits        Description
    --------        -----------


      99.1 Letter of Intent dated January 30, 2006 between Mobile Reach International, Inc. and Crystal Hospitality Holding, Inc.

      99.2 On January 31, 2006, Mobile Reach International, Inc. issued a press release titled: "Mobile Reach to Acquire SunTrips". A copy of that press release is filed herewith and incorporated by reference.

                                       2

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            Mobile Reach International, Inc.



                                            By:  /s/  Alan Christopher Johnson
                                               --------------------------------
                                                      Alan Christopher Johnson
                                                      Chief Executive Officer
Date: January 26, 2006